THE RIVERFRONT FUNDS
The RiverFront U.S. Government Money Market Fund
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Supplement to the Prospectuses dated April 30, 2001



     Please note the following changes to the procedures described in the Fund's prospectuses under the headings "WHAT DO SHARES COST?", "HOW DO I PURCHASE SHARES," and "HOW DO I REDEEM SHARES."

     On September 14, 2001, shareholders of the Fund may purchase and redeem shares on a limited basis subject to the terms of the prospectuses, except as modified below:

o Redemption orders received by 12:00 Noon (Eastern time) will be paid on the same day, but will not include that day's dividend.

o Redemption orders received after 12:00 Noon (Eastern time) will receive that day's dividend and the redemption proceeds will be paid on the following business day.

o Purchase orders received by 12:00 Noon (Eastern time) will receive that day's dividend if the Fund receives the payment before 12:00 Noon (Eastern time).

o    The Fund will price its shares at 12:00 Noon (Eastern time).

o    Requests to exchange out of the Fund will not be processed.

     Other terms for purchasing and redeeming shares remain as stated in the Fund's prospectuses.

     Once the New York Stock Exchange reopens, the terms set forth in this supplement will expire and shares of the Fund may be purchased, redeemed and exchanged at the times stated in its current prospectuses.

                                                              September 14, 2001

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